Exhibit 99.1

InMed Announces Appointment of Chief Operating Officer

July 18, 2022

VANCOUVER, British Columbia, July 18, 2022 (GLOBE NEWSWIRE) -- InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM), a leader in the research, development, manufacturing and commercialization of rare cannabinoids, today announces Michael Woudenberg has been appointed Chief Operating Officer of the Company, overseeing all day-to-day operations.

Mr. Woudenberg was previously Senior Vice President of Chemistry, Manufacturing and Controls. Mike has been an integral part of the executive team for the last four years, supporting multiple functions within the organisation. Prior to joining InMed, Mike had over 20 years of successful drug development, process engineering, GMP manufacturing and general management experience at all levels of various companies. Mike’s intimate knowledge of the Company’s operations and extensive leadership experience make him an ideal candidate to oversee operations and support the long-term strategic growth of the Company. He will continue to report to Eric A. Adams, InMed President and CEO.

Mr. Adams commented, “I would like to congratulate Mike for his well-deserved promotion to Chief Operating Officer of InMed. Mike has been involved in all facets of operations over the last four years and is a natural fit to oversee day-to-day operations.”

About InMed: InMed Pharmaceuticals is a global leader in the research, development, manufacturing and commercialization of rare cannabinoids. Together with its subsidiary BayMedica LLC, the Company has unparalleled cannabinoid manufacturing capabilities to serve a spectrum of consumer markets, including pharmaceutical and health and wellness. InMed is also a clinical-stage company developing a pipeline of rare cannabinoid therapeutics and dedicated to delivering new treatment alternatives to patients that may benefit from cannabinoid-based pharmaceutical drugs. For more information, visit www.inmedpharma.com and www.baymedica.com.

Investor Contact:

Colin Clancy
Vice President,

Investor Relations & Corporate Communications
T: +1.604.416.0999

E: cclancy@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward- looking information in this news release includes statements about: being a global leader in the research, development, manufacturing and development of rare cannabinoids; and delivering new treatment alternatives to patients that may benefit from cannabinoid-based pharmaceutical drugs.

With respect to the forward-looking information contained in this news release, InMed has made numerous assumptions regarding, among other things: the ability to obtain all necessary regulatory approvals on a timely basis, or at all; and continued economic and market stability. While InMed considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K and other filings with the Security and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.